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                                                                    EXHIBIT 23.3


                        CONSENT OF INDEPENDENT AUDITORS

      We consent to the reference to our firm under the "Experts," under the caption "Summary Combined Historical and Pro Forma Financial Information" and to the use of our report dated December 22, 1995, in the Registration Statement (Form SB-2).


                                        /s/ JAMES SMITH & COMPANY

                                        JAMES SMITH & COMPANY
                                        A Professional Corporation


Dallas, Texas
April 23, 1997